UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

Khosla Ventures Acquisition Co. II

(Exact name of registrant as specified in its charter)

Delaware	001-40246	85-1776836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2021, Khosla Ventures Acquisition Co. II (the “Company”) consummated its initial public offering (the “IPO”) of 40,000,000 shares of Class A common stock, par value $0.0001 per share (the “Public Shares”) of the Company. The Public Shares were sold at a price of $10.00 per Public Share, generating gross proceeds to the Company of $400,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 6,000,000 additional Public Shares solely to cover over-allotments, if any (the “Over-Allotment Option”); and on March 26, 2021, the Underwriters notified the Company that they were partially exercising the Over-Allotment Option for 1,634,412 additional Public Shares, the issuance of which is expected to be consummated on March 30, 2021, subject to customary closing conditions.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-253098) (the “Registration Statement”):

•

An Underwriting Agreement, dated March 23, 2021, among the Company and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters, attached hereto as Exhibit 1.1.

•	An Investment Management Trust Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.1.

•	A Private Placement Shares Agreement, dated March 23, 2021, between the Company and Khosla Ventures SPAC Sponsor II LLC (the “Sponsor”), attached hereto as Exhibit 10.2.

•	A Registration Rights Agreement, dated March 23, 2021, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3.

•	A Forward Purchase Agreement, dated March 23, 2021, among the Company and the Sponsor, attached hereto as Exhibit 10.4.

•	A Letter Agreement, dated March 23, 2021, between the Company, its officers, directors and another securityholder, and the Sponsor, attached hereto as Exhibit 10.5.

•	Indemnity Agreements, each dated March 23, 2021, between the Company and each of its officers and directors, substantially in the form attached hereto as Exhibit 10.6.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 1,100,000 shares of Class A common stock, par value $0.0001 per share (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $11,000,000. The Private Placement Shares are identical to the Public Shares, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $400,000,000, comprised of $392,000,000 of the proceeds from the IPO, including $14,000,000 of the underwriters’ deferred discount, and $8,000,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to redeem 100% of its Public Shares if the Company does not complete its initial business combination within 24 months from the closing of this offering, or 27 months from the closing of the IPO if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO, or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s Public Shares if it is unable to complete its business combination within 24 months from the closing of this offering, or 27 months from the closing of the IPO if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 23, 2021, among the Company and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated March 24, 2021.

10.1	Investment Management Trust Agreement, dated March 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Private Placement Shares Agreement, dated March 23, 2021, between the Company and the Sponsor

10.3	Registration Rights Agreement, dated March 23, 2021, among the Company and certain security holders named therein.

10.4	Forward Purchase Agreement, dated March 23, 2021, among the Company and the Sponsor

10.5	Letter Agreement, dated March 23, 2021, among the Company, the Sponsor, Vinod Khosla, Samir Kaul, Peter Buckland, Anita Sands, Enrico Gaglioti and Dmitri Shklovsky.

10.6	Form of Indemnity Agreement, dated March 23, 2021, between the Company and each of its officers and directors.

99.1	Press Release, dated March 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: March 30, 2021	By:	/s/ Peter Buckland
	Name:	Peter Buckland
	Title:	Chief Financial Officer

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